SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Report (date of earliest event reported): October 19, 2012

                            ENTERTAINMENT GAMES, INC.
                            -------------------------
                 (Name of Small Business Issuer in its charter)

      Pennsylvania                     None                    23-2694937
-------------------------       -------------------      --------------------
(State of incorporation)        (Commission File No.)      (IRS Employer
                                                          Identification No.)

                        2343 E. Broadway Blvd. Suite 100,
                                Tucson, AZ 85719
                     --------------------------------------
          (Address of principal executive offices, including Zip Code)

             Registrant's telephone number, including area code: (480) 409-4233

                            2000 Cabot Boulevard West
                                    Suite 100
                               Langhorn, PA 19047
                 ----------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02. Departure of Directors or Certain  Officers;  Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

       On October 19, 2012 the following persons were appointed officers and/or directors of the Company.


    Name                      Position
    ----                      ---------

    Pedro Villagran-Garcia    President, Chief Executive Officer and a Director

    Alberto Moore             Director



Item 8.01  Other Events

      The Company recently acquired several mining prospects in northern Mexico and plans to begin the exploration and development of these properties. Consistent with its new business focus, the Company plans to change its name to Tamino Minerals.

      The Company is moving its headquarters to Tucson, Arizona and is committed to delivering value to its shareholders by acquiring, developing and mining precious metals deposits in Mexico. Although the Company's goal is to explore for gold, silver and other precious metals, one of its new properties is a Polymethalic project, located close to Newmont's Penoles "La Herradura" Mine in northern Mexico.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 26, 2012                 ENTERTAINMENT GAMES, INC.


                                       By: /s/ Pedro Villagran-Garcia
                                           ----------------------------------
                                           Pedro Villagran-Garcia, Chief
                                              Executive Officer